UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-07686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2010

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

EMERGING MARKETS INCOME FUND INC.

FORM N-Q

AUGUST 31, 2010

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 55.4%
Argentina — 4.5%
Republic of Argentina	10.250%	2/6/03	78,000	DEM	$21,479	(a)(b)
Republic of Argentina	9.000%	9/19/03	78,000	DEM	20,468	(a)(b)
Republic of Argentina	7.000%	3/18/04	78,000	DEM	20,721	(a)(b)
Republic of Argentina	8.500%	2/23/05	78,000	DEM	21,226	(a)(b)
Republic of Argentina	11.250%	4/10/06	78,000	DEM	21,226	(a)(b)
Republic of Argentina	9.000%	4/26/06	40,000	EUR	21,290	(a)(b)
Republic of Argentina	9.000%	7/6/10	40,000	EUR	21,036	(a)(b)
Republic of Argentina	11.750%	5/20/11	78,000	DEM	21,226	(a)
Republic of Argentina	12.000%	9/19/16	78,000	DEM	20,216	(a)
Republic of Argentina	11.750%	11/13/26	78,000	DEM	20,089	(a)
Republic of Argentina	7.820%	12/31/33	9,546,851	EUR	8,136,074	(c)
Republic of Argentina, GDP Linked Securities	1.985%	12/15/35	26,155,907	EUR	2,941,715	(c)
Republic of Argentina, GDP Linked Securities	2.458%	12/15/35	20,189,523	ARS	458,305	(c)
Republic of Argentina, GDP Linked Securities, Senior Bonds	1.330%	12/15/35	3,195,000		319,500	(c)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	150,000,000	ITL	39,268	(a)(b)
Republic of Argentina, Medium-Term Notes	5.002%	7/13/05	75,000,000	ITL	19,880	(a)(b)
Republic of Argentina, Medium-Term Notes	10.000%	2/22/07	40,000	EUR	21,924	(a)(b)
Republic of Argentina, Medium-Term Notes	7.625%	8/11/07	75,000,000	ITL	19,696	(a)(b)
Republic of Argentina, Medium-Term Notes	8.000%	10/30/09	78,000	DEM	20,216	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,458,942
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,007,000		1,687,553
Republic of Argentina, Senior Notes	8.750%	6/2/17	4,317,222		3,913,562
Total Argentina					19,245,612
Brazil — 7.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	31,274,000	BRL	17,492,338
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,834,000	BRL	999,202
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	4,411,000	BRL	2,350,648
Federative Republic of Brazil	7.125%	1/20/37	6,537,000		8,498,100
Federative Republic of Brazil, Collective Action Securities, Notes	8.000%	1/15/18	833		994
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	910,000		980,525
Total Brazil					30,321,807
Chile — 0.7%
Republic of Chile, Senior Notes	3.875%	8/5/20	2,780,000		2,884,389
Colombia — 4.5%
Republic of Colombia	7.375%	9/18/37	9,361,000		12,169,300
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		853,100
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		6,145,185
Total Colombia					19,167,585
Hungary — 0.7%
Republic of Hungary, Senior Notes	6.250%	1/29/20	3,090,000		3,191,995
Indonesia — 3.8%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	2,220,000		2,658,450	(d)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,387,906
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	21,720,000,000	IDR	2,903,756
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	21,034,000,000	IDR	2,575,870
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	3,005,000		3,698,097	(d)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	25,039,000,000	IDR	2,898,092
Total Indonesia					16,122,171
Mexico — 2.0%
United Mexican States	8.125%	12/30/19	6,224,000		8,309,040
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,560
Total Mexico					8,313,600
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	1,664,000		1,968,512

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Panama — continued
Republic of Panama	9.375%	4/1/29	1,603,000	$2,444,575
Republic of Panama	6.700%	1/26/36	3,520,000	4,294,400
Total Panama				8,707,487
Peru — 3.3%
Republic of Peru	8.750%	11/21/33	4,715,000	7,025,350
Republic of Peru, Bonds	6.550%	3/14/37	1,080,000	1,290,600
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000	5,536,250
Total Peru				13,852,200
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	1,080,000	1,139,400	(d)
Russia — 10.3%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	5,200,000	5,577,000	(d)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000	1,118,602	(d)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	5,580,000	6,375,150	(d)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	110,000	156,750	(d)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	617,000	1,115,598	(d)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	24,642,200	29,326,682	(d)
Total Russia				43,669,782
Turkey — 9.0%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000	3,031,875
Republic of Turkey, Senior Bonds	5.625%	3/30/21	820,000	863,050	(e)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	5,720,895
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	118,500
Republic of Turkey, Senior Notes	6.875%	3/17/36	25,804,000	28,771,460
Total Turkey				38,505,780
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	860,000	939,104	(d)
Venezuela — 7.0%
Bolivarian Republic of Venezuela	5.750%	2/26/16	15,166,000	10,237,050	(d)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000	1,176,000	(d)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000	541,140
Bolivarian Republic of Venezuela, Collective Action Securities	1.513%	4/20/11	3,192,000	3,052,350	(c)(d)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000	4,698,111
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	4,600,000	4,370,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000	5,556,020
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	500,000	357,500
Total Venezuela				29,988,171
TOTAL SOVEREIGN BONDS (Cost — $214,863,159)				236,049,083
COLLATERALIZED SENIOR LOANS — 0.5%
ENERGY — 0.5%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.433%	3/30/12	248,796	232,158	(f)
Ashmore Energy International, Term Loan	3.533%	3/30/14	1,855,290	1,731,217	(f)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,922,327)				1,963,375
CORPORATE BONDS & NOTES — 40.2%
CONSUMER DISCRETIONARY — 3.3%
Media — 3.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	866,000	922,290	(d)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	110,000	117,150	(d)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — continued
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	4,050,000		$4,611,711
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	4,900,000		5,584,858
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	1,740,000		1,977,075	(d)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	950,000		1,079,437	(d)
TOTAL CONSUMER DISCRETIONARY					14,292,521
ENERGY — 18.5%
Oil, Gas & Consumable Fuels — 18.5%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,755,519		1,862,291	(d)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000		3,113,500
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	6,160,000		6,745,200	(d)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000		1,001,000	(d)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,459,000		1,530,126	(d)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	5,216,000		5,392,040	(d)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000		1,932,075	(d)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	300,000		311,625	(d)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	10,591,000		11,570,487
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000		4,111,823
Petroleos Mexicanos, Bonds	5.500%	1/21/21	9,100,000		9,544,508	(d)
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000		161,200
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000		2,096,700	(d)
Petronas Capital Ltd.	5.250%	8/12/19	11,500,000		12,977,911	(d)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,758,000		1,975,447	(d)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000		2,920,268	(d)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	2,640,000		2,930,025	(d)
TNK-BP Finance SA	6.625%	3/20/17	2,387,000		2,512,318	(d)
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	2,105,000		2,276,031	(d)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000		3,155,450	(d)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	310,000		350,517	(d)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	218,000		246,493	(d)
TOTAL ENERGY					78,717,035
FINANCIALS — 0.6%
Commercial Banks — 0.6%
HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank)	8.900%	12/20/10	56,805,000	RUB	1,386,418	(c)(d)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	570,000		565,408	(c)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	454,000		450,946	(c)(d)
TOTAL FINANCIALS					2,402,772
INDUSTRIALS — 1.3%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	730,000		806,650	(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	462,000		510,510	(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000		855,563	(d)
Total Building Products					2,172,723
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	560,000		609,000	(d)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000		2,610,800	(d)
Total Construction & Engineering					3,219,800
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	100,000		102,875
TOTAL INDUSTRIALS					5,495,398
MATERIALS — 7.2%
Metals & Mining — 6.7%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000		1,068,450	(d)
Evraz Group SA, Notes	8.875%	4/24/13	2,265,000		2,369,756	(d)
Evraz Group SA, Notes	8.875%	4/24/13	730,000		770,150	(d)
Evraz Group SA, Notes	9.500%	4/24/18	810,000		906,187	(d)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	310,000		344,540

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	980,000	$1,087,800	(d)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	846,690
Vale Overseas Ltd., Notes	8.250%	1/17/34	6,656,000	8,653,466
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,018,000	5,726,316
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	5,840,000	6,117,400	(d)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	378,000	(d)
Total Metals & Mining				28,268,755
Paper & Forest Products — 0.5%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,932,000	2,251,966
TOTAL MATERIALS				30,520,721
TELECOMMUNICATION SERVICES — 6.6%
Diversified Telecommunication Services — 3.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,540,000	7,728,700	(d)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	396,000	357,390	(d)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,458,000	1,326,780	(d)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	657,000	704,632	(d)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	798,750	(d)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,368,702	(d)
Total Diversified Telecommunication Services				16,284,954
Wireless Telecommunication Services — 2.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,878,000	2,134,356
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,374,775	(d)
True Move Co., Ltd.	10.750%	12/16/13	430,000	456,338	(d)
True Move Co., Ltd.	10.375%	8/1/14	2,340,000	2,451,150	(d)
True Move Co., Ltd., Notes	10.750%	12/16/13	5,310,000	5,635,238	(d)
Total Wireless Telecommunication Services				12,051,857
TOTAL TELECOMMUNICATION SERVICES				28,336,811
UTILITIES — 2.7%
Electric Utilities — 2.0%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,860,000	2,194,800	(d)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,800,000	2,124,000	(d)
EEB International Ltd.	8.750%	10/31/14	720,000	785,700	(d)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,120,000	1,222,200	(d)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,364,000	(d)
Total Electric Utilities				8,690,700
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,756,373	(d)
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,036,387	(d)
TOTAL UTILITIES				11,483,460
TOTAL CORPORATE BONDS & NOTES (Cost — $154,702,975)				171,248,718
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.7%
U.S. Government Agencies — 0.7%
Federal Home Loan Bank (FHLB), Bonds	4.750%	12/10/10	900,000	911,313
Federal National Mortgage Association (FNMA), Notes	2.875%	10/12/10	2,100,000	2,106,451
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,012,885)				3,017,764

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $356,500)		4/15/20	11,500	309,063	*
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $374,857,846)				412,588,003

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 1.0%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $194,675)	0.240%	5/9/11	195,000	$194,743	(h)(i)
Repurchase Agreements — 0.9%
Morgan Stanley tri-party repurchase agreement dated 8/31/10; Proceeds at maturity - $3,981,025; (Fully collateralized by U.S. government agency obligations, 4.625% due 5/1/13; Market value - $4,061,428) (Cost - $3,981,000)	0.230%	9/1/10	3,981,000	3,981,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $4,175,675)				4,175,743
TOTAL INVESTMENTS — 97.9% (Cost — $379,033,521#)				416,763,746
Other Assets in Excess of Liabilities — 2.1%				9,088,194
TOTAL NET ASSETS — 100.0%				$425,851,940

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	The coupon payment on these securities is currently in default as of August 31, 2010.
(b)	Security is currently in default.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Illiquid security.
(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARS	- Argentine Peso
	BRL	- Brazilian Real
	DEM	- German Mark
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	ITL	- Italian Lira
	OJSC	- Open Joint Stock Company
	RUB	- Russian Ruble

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Summary of Investments by Country **

Russia	15.5%
Brazil	14.1
Mexico	12.3
Turkey	9.2
Venezuela	7.3
Colombia	6.1
Argentina	5.1
Indonesia	3.9
Malaysia	3.6
Peru	3.3
Panama	2.1
Thailand	2.0
United Kingdom	1.9
Kazakhstan	1.9
Qatar	1.7
Chile	1.6
United States	1.5
Ireland	1.3
Cayman Islands	1.0
Netherlands	0.9
Hungary	0.8
United Arab Emirates	0.7
Trinidad and Tobago	0.5
Luxembourg	0.3
India	0.2
Germany	0.2
Short-Term Investments	1.0
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of August 31, 2010 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$236,049,083	—	$236,049,083
Collateralized senior loans	—	1,963,375	—	1,963,375
Corporate bonds & notes	—	169,862,300	$1,386,418	171,248,718
U.S. government & agency obligations	—	3,017,764	—	3,017,764
Warrants	—	309,063	—	309,063
Total long-term investments	—	$411,201,585	$1,386,418	$412,588,003
Short-term investments†	—	4,175,743	—	4,175,743
Total investments	—	$415,377,328	$1,386,418	$416,763,746
Other financial instruments:
Futures contracts	$88,786	—	—	$88,786
Forward foreign currency contracts	—	$37,456	—	37,456
Interest rate swaps	—	76,948	—	76,948
Total other financial instruments	$88,786	$114,404	—	$203,190
Total	$88,786	$415,491,732	$1,386,418	$416,966,936

†See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of May 31, 2010	—
Accrued premiums/discounts	—
Realized gain(loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—

Transfers in to Level 3	$1,386,418
Transfers out of Level 3	—

Balance as of August 31, 2010	$1,386,418
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2010	—

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to- market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms

Notes to Schedule of Investments (unaudited) (continued)

of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures Contracts.  The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps.

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market

Notes to Schedule of Investments (unaudited) (continued)

risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$48,375,744
Gross unrealized depreciation	(10,645,519)
Net unrealized appreciation	$37,730,225

At August 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	126	12/10	$15,739,964	$15,828,750	$88,786

At August 31, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Buy:
Colombian Peso	Citibank, N.A.	3,809,137,500	$2,084,892	10/15/10	$11,892

Contracts to Sell:
Euro	JPMorgan Chase & Co.	5,452,580	6,909,546	9/30/10	1,299
Colombian Peso	Citibank, N.A.	3,809,137,500	2,084,892	10/15/10	24,265
					25,564
Net unrealized gain on open forward foreign currency contracts					$37,456

At August 31, 2010, the Fund held the following interest rate swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swaps :

Credit Suisse	$7,108,337	1/2/12	BRL-CDI	†	10.560%	—	$34,048	*
Credit Suisse	10,798,227	1/2/12	BRL-CDI	†	10.510%	—	42,900	*
Total	$17,906,564					—	$76,948

Notes to Schedule of Investments (unaudited) (continued)

†  Based on the Overnight Brazilian Interbank Deposit Rate.  As of August 31, 2010, the Brazil CETIP Interbank Deposit (CDI) rate was 10.63%.

‡  Percentage shown is an annual percentage rate.

*  Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2010.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$88,786	—	—	—	$76,948	$165,734
Foreign Exchange Contracts	—	—	$37,456	—	—	37,456
Total	$88,786	—	$37,456	—	$76,948	$203,190

During the period ended August 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,493,570
Forward foreign currency contracts (to buy)	521,223
Forward foreign currency contracts (to sell)	4,024,968

Average Notional Balance
Interest rate swap contracts	$17,906,564

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV.  The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 25, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: October 25, 2010